File No. 70-9189

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
             ______________________________________

                            FORM U-1
             ______________________________________

                   POST-EFFECTIVE AMENDMENT #5

                               TO

                     APPLICATION-DECLARATION

                              under

         THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935
             ______________________________________

                         Entergy Corporation
                         639 Loyola Avenue
                    New Orleans, Louisiana  70113

            (Name of company filing this statement and
             address of principal executive offices)
             ______________________________________

                       Entergy Corporation

         (Name of top registered holding company parent of applicant or declarant)


                         C. John Wilder
                  Executive Vice President and
                     Chief Financial Officer
                        639 Loyola Avenue
                  New Orleans, Louisiana  70113


             (Name and address of agent for service)






     The Commission is also requested to send copies of any communications in connection with this matter to:

                    John M. Adams, Jr., Esq.
                     Entergy Services, Inc.
                        639 Loyola Avenue
                  New Orleans, Louisiana  70113


Item 6 of this Application-Declaration is hereby amended to include Exhibits I-3 and I-4 as follows:




Item 6.  Exhibits and Financial Statements.

a.   Exhibits:

     *A-1 -    Certificate of Incorporation of Entergy (filed as
               Exhibit A-1(a) to Rule 24 Certificate in 70-8059).

     *A-2 - By-Laws of Entergy, as presently in effect (filed as Exhibit A-2(a) to Rule 24 Certificate in 70-
               8059).

     *A-3- 1998 Equity Ownership Plan of Entergy Corporation and Subsidiaries (filed as Exhibit A-3 to Form U-1 in 70-9189) .

     *A-4 -    Amended and Restated 1998 Equity Ownership Plan of
               Entergy Corporation and Subsidiaries(filed as
               Exhibit A-4 to Post-Effective Amendment No. 4 to
               Form U-1 in 70-9189).

     B -       Not Applicable.

     *C -      Registration Statement with respect to the Equity
               Plan (filed as SEC File No. 333-75097).

     D -       Not Applicable.

     E -       Not Applicable.

     *F -      Opinion of Laurence M. Hamric, Esq., counsel for
               Entergy(filed as Exhibit F to Form U-1 in 70-9189)
               .

     G -       Not Applicable.

     *H        Suggested form of 1998 Notice of Proposed
               Transactions, including Order permitting solicitation of proxies (filed as Exhibit H to Form U-1 in 70-9189).

     *I-1 -    Proposed Excerpts from Proxy Statement relating to
               1998 Equity Plan (filed as Exhibit I-1 to Form U-1 in 70-9189).

     *I-2 - Proposed form of 1998 Proxy (filed as Exhibit I-2 to Form U-1 in 70-9189).

     I-3       Proposed Excerpts from Proxy Statement relating to
               Equity Plan.

     I-4       Proposed form of Proxy.

     *         Incorporated herein by reference as indictated.
     **        To be supplied by amendment.


(b) Financial Statements:     Financial Statements are omitted
                    since they are not deemed relevant or
                    necessary for a proper disposition of the proposed transactions by the Commission.


                            SIGNATURES

          Pursuant  to  the  requirements of the  Public  Utility
Holding Company Act of 1935, the undersigned companies have duly caused this statement to be signed on their behalf by the undersigned thereunto duly authorized.

                              ENTERGY CORPORATION




                             By          Steven C. McNeal
                                   Vice President and Treasurer

Dated:  March  3, 2003